SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


             Date of Report:  September 2, 1998

              FEDERATED DEPARTMENT STORES, INC.

         151 West 34th St., New York, New York 10001
                       (212) 494-1602

                            -and-

        7 West Seventh Street, Cincinnati, Ohio 45202
                       (513) 579-7000



       Delaware                  1-13536              13-3324058
(State of Incorporation)   (Commission File No.)    (IRS Id. No.)



                        Exhibit Index on Page 4


Item 5.  Other Events

           This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Balance Sheets of Federated as of August 1, 1998, January 31, 1998 and August 2, 1997 and the Unaudited Consolidated Statements of Cash Flows for the 26 weeks ended August 1, 1998 and August 2, 1997, which are concurrently being posted on Federated's website at www.federated-fds.com. The Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended January 31, 1998. Because of the seasonal nature of the department store business, the cash flows for the 26 weeks ended August 1, 1998 and August 2, 1997 (which do not include the Christmas season) are not indicative of the cash flows for the entire fiscal year.

Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

99.1   Unaudited Consolidated Balance Sheets of Federated as of
       August 1, 1998, January 31, 1998 and August 2, 1997.

99.2 Unaudited Consolidated Statements of Cash Flows of Federated for the 26 weeks ended August 1, 1998 and August 2, 1997.


              FEDERATED DEPARTMENT STORES, INC.


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FEDERATED DEPARTMENT STORES, INC.



Date:  September 2, 1998      /s/ Dennis J. Broderick
                                  Dennis J. Broderick
                                  Senior Vice President, General
                                  Counsel and Secretary





                        EXHIBIT INDEX

Exhibit
Number

 99.1   Unaudited Consolidated Balance Sheets of Federated as of
        August 1, 1998, January 31, 1998 and August 2, 1997

 99.2 Unaudited Consolidated Statements of Cash Flows of Federated for the 26 weeks ended August 1, 1998 and August 2, 1997